Exhibit 21

Windstream Corporation

List of Subsidiaries

as of 12/31/2009

Name of Subsidiary	State of Organization	Name under Which it Does Business
Buffalo Merger Sub, Inc.	DE

Buffalo Valley Management Services, Inc.	DE

Carolina Personal Communications, Inc.	NC

Conestoga Enterprises, Inc.	PA

Conestoga Management Services, Inc.	DE

Conestoga Wireless Company	PA

CT Cellular, Inc.	NC

CT Communications, Inc.	NC

CT Wireless Cable, Inc.	NC

CTC Video Services, LLC	NC

D&E Communications, Inc.	DE

D&E Investments, Inc.	NV

D&E Management Services, Inc.	NV

D&E Networks, Inc.	PA

D&E Wireless, Inc.	PA

Georgia Windstream, LLC	DE	Windstream Communications

Infocore, Inc.	PA

Kerrville Cellular, LLC	TX

Kerrville Communications Corporation	DE

Kerrville Mobile Holdings, LLC	TX

Kerrville Wireless Holdings, LLC	TX

Lexcom, Inc.	NC

Night Merger Sub, Inc.	DE

Oklahoma Windstream, LLC	OK	Windstream Communications

Name of Subsidiary	State of Organization	Name under Which it Does Business
PCS Licenses, Inc.	NV

Progress Place Realty Holding Company, LLC	NC

Southwest Enhanced Network Services, LP	DE

Teleview, LLC	GA

Texas Windstream, Inc.	TX	Windstream Communications

TriNet, LLC	GA

Valor Telecommunications Enterprises Finance, Corp.	DE

Valor Telecommunications Enterprises II, LLC	DE

Valor Telecommunications Enterprises, LLC	DE

Valor Telecommunications Investments, LLC	DE

Valor Telecommunications of Texas, LP	DE	Windstream Communications Southwest

WaveTel NC License Corporation	DE

Wavetel TN, LLC	DE

Wavetel, LLC	DE

Webserve, Inc.	NC

Windstream Accucomm Networks, LLC	GA	Windstream Communications

Windstream Accucomm Telecommunications, LLC	GA	Windstream Communications

Windstream Alabama, LLC	AL	Windstream Communications

Windstream Arkansas, LLC	DE	Windstream Communications

Windstream Buffalo Valley, Inc.	PA	Windstream Communications

Windstream Communications Kerrville, LLC	TX

Windstream Communications Telecom, LLC	TX

Windstream Communications, Inc.	DE

Windstream Concord Telephone, Inc.	NC	Windstream Communications

Windstream Conestoga, Inc.	PA	Windstream Communications

Name of Subsidiary	State of Organization	Name under Which it Does Business
Windstream CTC Internet Services, Inc.	NC	Windstream Communications

Windstream D&E Systems, Inc.	DE

Windstream D&E, Inc.	PA

Windstream Florida, Inc.	FL	Windstream Communications

Windstream Georgia Communications, LLC	GA	Windstream Communications

Windstream Georgia Telephone, LLC	GA	Windstream Communications

Windstream Georgia, LLC	GA	Windstream Communications

Windstream Holding of the Midwest, Inc.	NE

Windstream Intellectual Property Services, Inc.	DE

Windstream Kentucky East, LLC	DE	Windstream Communications

Windstream Kentucky West, LLC	KY	Windstream Communications

Windstream Kerrville Long Distance, LLC	TX

Windstream Lexcom Communications, Inc.	NC	Windstream Communications

Windstream Lexcom Entertainment, LLC	NC	Windstream Communications

Windstream Lexcom Long Distance, LLC	NC	Windstream Communications

Windstream Lexcom Wireless, LLC	NC

Windstream Mississippi, LLC	DE	Windstream Communications

Windstream Missouri, Inc.	MO	Windstream Communications

Windstream Nebraska, Inc.	DE	Windstream Communications

Windstream Network Services of the Midwest, Inc.	NE	Windstream Communications

Windstream New York, Inc.	NY	Windstream Communications

Windstream North Carolina, LLC	NC	Windstream Communications

Windstream of the Midwest, Inc.	NE	Windstream Communications

Windstream Ohio, Inc.	OH	Windstream Communications

Windstream Oklahoma, LLC	DE	Windstream Communications

Windstream Pennsylvania, LLC	DE	Windstream Communications

Name of Subsidiary	State of Organization	Name under Which it Does Business
Windstream South Carolina, LLC	SC	Windstream Communications

Windstream Southwest Long Distance, LP	DE

Windstream Standard, LLC	GA	Windstream Communications

Windstream Sugar Land, Inc.	TX	Windstream Communications

Windstream Supply, LLC	OH

Windstream Systems of the Midwest, Inc.	NE	Windstream Communications

Windstream Western Reserve, Inc.	OH	Windstream Communications

Wireless One of North Carolina, LLC	DE

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